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   PROSPECTUS                                                       May 1, 1998
                                                 (As supplemented July 1, 1998)
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[EVERGREEN FUNDS LOGO APPEARS HERE]


EVERGREEN(SM) VARIABLE ANNUITY TRUST

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Evergreen VA Fund
Evergreen VA Growth and Income Fund
Evergreen VA Foundation Fund
(Each a "Fund", collectively the "Funds")


     The Evergreen Variable Annuity Trust (the "Trust") is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its seven investment series. The Trust is an open-end management investment company. This Prospectus sets forth concise information about three of the Trust's Funds that a prospective investor should know before investing. Shares of the Funds are only sold to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies. The address of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116.


     A Statement of Additional Information (the "SAI") for the Trust dated May 1, 1998, as supplemented from time to time has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Trust at (800)321-9332. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.


The shares offered by this Prospectus are not deposits or obligations of any bank or any subsidiaries of a bank, are not endorsed or guaranteed by any bank, and are not insured or otherwise protected by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency and involve risk, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                   Keep This Prospectus for Future Reference










EVERGREENSM is a Service Mark of Evergreen Asset Management Corp.
Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS
                               -----------------




 FINANCIAL HIGHLIGHTS                                3
 DESCRIPTION OF THE FUNDS                            6
          Investment Objectives and Policies         6
          Investment Practices and Restrictions      8
 MANAGEMENT OF THE FUNDS                            14
          Investment Advisers                       14
          Administrator                             15
          Portfolio Managers                        15
          Sub-Adviser                               15
 SALE AND REDEMPTION OF SHARES                      16
          Participating Insurance Companies         16
          Purchases                                 16
          Redemptions                               16
          Dividends                                 16
          Tax Status                                17
          Effect of Banking Laws                    17

 GENERAL INFORMATION                                17
          Custodian, and Transfer and Dividend
            Paying Agent                            17
          Expenses of the Trust                     18
          Shareholder Rights                        18
          Description of Shares                     18
          Performance                               18
          General                                   19

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The tables on the following pages present, for Evergreen VA Fund, Evergreen VA Foundation Fund and Evergreen VA Growth and Income Fund financial highlights for a share outstanding throughout each period presented. The information in the tables has been audited by KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP with respect to the Funds is incorporated by reference in the Funds' SAI. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's SAI.


     Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

Evergreen VA Fund



                                                                           Year Ended
                                                                          December 31,
                                                                   ---------------------------
                                                                      1997**        1996*
                                                                      -----         ----
Per Share Data:
Net asset value, beginning of period .............................  $ 11.41       $ 10.00
                                                                     ---------     --------
Income from investment operations:
 Net investment income ...........................................     0.06          0.05
 Net realized and unrealized gain on investments .................     4.15          1.44
                                                                     ---------     --------
Total from investment operations .................................     4.21          1.49
                                                                     ---------     --------
Less distributions from:
 Net investment income ...........................................    (0.05)        (0.05)
 Net realized gain on investments ................................    (0.68)        (0.03)
                                                                     ---------     --------
Total distributions ..............................................    (0.73)        (0.08)
                                                                     ---------     --------
Net asset value, end of period ...................................  $ 14.89       $ 11.41
                                                                     =========     ========
Total Return .....................................................    37.16%        14.90%
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses ..................................................     1.01%         1.00%+
 Total expenses, excluding indirectly paid expenses ..............     1.00%         1.00%+
 Total expenses, excluding fee waivers and/or reimbursements .....     1.31%         2.38%+
 Net investment income ...........................................     0.42%         0.87%+
Portfolio turnover rate ..........................................       32%            6%
Average commission rate paid per share ...........................$  0.0576    $   0.0661
Net assets end of period (thousands) .............................$  21,600    $   10,862

--------
+  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** Calculated using average shares outstanding throughout the period.

                         Evergreen VA Foundation Fund



                                                                             Year Ended
                                                                            December 31,
                                                                    --------------------------
                                                                       1997**          1996*
                                                                       -----           ----
Per Share Data:
Net asset value, beginning of period .............................   $ 11.31         $ 10.00
                                                                      ---------       --------
Income from investment operations:
 Net investment income ...........................................      0.26            0.16
 Net realized and unrealized gain on investments .................      2.86            1.37
                                                                      ---------       --------
Total from investment operations .................................      3.12            1.53
                                                                      ---------       --------
Less distributions from:
 Net investment income ...........................................     (0.24)         ( 0.16)
 Distributions in excess of net investment income ................      0.00(a)         0.00
 Net realized gain on investments ................................     (0.65)         ( 0.06)
                                                                      ---------       --------
Total distributions ..............................................     (0.89)         ( 0.22)
                                                                      ---------       --------
Net asset value, end of period ...................................  $  13.54         $ 11.31
                                                                    ===========       ========
Total Return .....................................................     27.80%          15.30%
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses ..................................................      1.01%           1.00%+
 Total expenses, excluding indirectly paid expenses ..............      1.00%           1.00%+
 Total expenses, excluding fee waivers and/or reimbursements .....      1.10%           1.72%+
 Net investment income ...........................................      2.15%           2.70%+
Portfolio turnover rate ..........................................        26%             12%
Average commission rate paid per share ...........................  $ 0.0675      $   0.0675
Net assets end of period (thousands) .............................  $ 31,840      $   15,812

--------
+   Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(a) Amount is less than 1/2 of one cent per share.
**  Calculated using average shares outstanding throughout the period.

Evergreen VA Growth and Income Fund



                                                                           Year Ended
                                                                          December 31,
                                                                    -----------------------
                                                                      1997**        1996*
                                                                      -----         ----
Per Share Data:
Net asset value, beginning of period .............................  $ 11.83       $ 10.00
                                                                     ---------     --------
Income from investment operations:
 Net investment income ...........................................     0.08          0.06
 Net realized and unrealized gain on investments .................     4.01          1.84
                                                                     ---------     --------
Total from investment operations .................................     4.09          1.90
                                                                     ---------     --------
Less distributions from:
 Net investment income ...........................................    (0.07)       ( 0.06)
 Net realized gain on investments ................................    (0.56)       ( 0.01)
                                                                     ---------     --------
Total distributions ..............................................    (0.63)       ( 0.07)
                                                                     ---------     --------
Net asset value, end of period ...................................  $ 15.29       $ 11.83
                                                                    =========     ========
Total Return .....................................................    34.66%        19.00%
Ratios and Supplemental Data:
Ratios to average net assets:
 Total expenses ..................................................     1.01%         1.00%+
 Total expenses, excluding indirectly paid expenses ..............     1.00%         1.00%+
 Total expenses, excluding fee waivers and/or reimbursements .....     1.23%         2.05%+
 Net investment income ...........................................     0.59%         1.00%+
Portfolio turnover rate ..........................................       18%            2%
Average commission rate paid per share ........................... $ 0.0600     $   0.0579
Net assets end of period (thousands) ............................. $ 31,088     $   14,484

--------
+  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** Calculated using average shares outstanding throughout the period.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective is nonfundamental and can be changed without shareholder approval. Shareholders would be given notice prior to the implementation of any such change. In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" and may be subject to certain risks discussed under "Special Risk Considerations." There can be no assurance that a Fund's investment objective will be achieved.


Evergreen VA Fund


     The Evergreen VA Fund seeks to achieve its investment objective of capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. A "little-known" company means one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company means one which has a small share of the market for its products or services in comparison with other companies in its field, or which provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services. In addition to the securities described above, the Fund may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation. Short-term investments may also be made if the Fund's investment adviser believes that such action will benefit the Fund.


Evergreen VA Growth and Income Fund


     The investment objective of the Evergreen VA Growth and Income Fund is to seek to achieve a return composed of capital appreciation in the value of its shares and current income.


     The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous.


     Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than an investment in other equity funds.


     The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses); capitalization of earnings; cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.


     The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. The Fund may invest up to 25% of its assets in foreign securities. See "Special Risk Considerations."


Evergreen VA Foundation Fund


     The investment objectives of the Evergreen VA Foundation Fund, in order of priority, are to seek to provide reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement. The Fund may also invest up to 25% of its assets in foreign securities. See "Special Risk Considerations."


     The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. Securities not traded on a national securities exchange are generally traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of the securities usually includes profits to the dealers. While the Fund's investment adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Also the market for such securities may not be as liquid as those traded on a national securities exchange.


     While income will be a factor in the selection of equity securities, the Fund's investment adviser will attempt to identify securities that offer potential for long term capital appreciation, but that do not exhibit any speculative characteristics. The Fund will not make equity investments with a view toward realizing short-term gains. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions. Accordingly, there can be no assurance that the Fund's investment objectives will be achieved.


     The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates; business cycle trends; business regulations; and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).


     In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the value of such securities. The fixed income portion of the Fund's portfolio may include:


     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.


     2. Corporate obligations rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group ("S&P").


     3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.


     4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).


     Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security. For a description of the ratings set forth above, see the Statement of Additional Information.


INVESTMENT PRACTICES AND RESTRICTIONS


     In addition to making the investments described above, each of the Funds (except as stated herein) may invest in cash and cash equivalents and short-term debt securities, write covered put and call options, purchase put and call options, engage in transactions in futures contracts and related options, engage in forward foreign currency exchange transactions, enter into repurchase agreements, lend portfolio securities, enter into transactions on a "when issued" or delayed settlement basis, enter into forward commitments, invest in the securities of other investment companies and borrow funds under certain limited circumstances. These investment strategies and instruments referred to above and the risks related to them are discussed below and certain of these strategies and instruments are described in more detail in the SAI.


Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. Government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.


Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for Evergreen VA Fund and Evergreen VA Growth and Income Fund may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The annual turnover rate for the fixed income portion of the Evergreen VA Foundation Fund generally will not exceed 200%. A 200% turnover rate is greater than that of most other investment companies. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the Funds managed by Evergreen Asset effected on those exchanges. See the SAI for further information regarding the brokerage allocation practices of the Funds.


Borrowing. Each Fund may borrow money to the extent permitted by applicable law. This includes borrowings from banks as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The Funds will not engage in leveraging. The specific limits and other terms applicable to borrowing by each Fund are set forth in the SAI.


Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.


Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale be monitored by each Fund's investment adviser, on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.


Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, including a Fund's custodian or primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. Each Fund's investment adviser will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.


Reverse Repurchase Agreements. Each Fund may borrow money by entering into a "reverse repurchase agreement" by which it agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.


When-Issued Securities. Each Fund may purchase securities on a when-issued basis. In the event securities are purchased on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), a Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. Commitments to purchase when-issued securities will not exceed 25% of a Fund's total assets. A Fund will maintain cash or liquid high grade debt obligations in a segregated account with its custodian in an amount equal to such commitments. No Fund will purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives. Evergreen VA Strategic Income Fund currently does not intend to invest more than 5% of its total assets in when-issued transactions.

Securities of Other Investment Companies. Each Fund may invest in the securities of other open-end investment companies that have investment objectives and policies similar to its own or which are, in the opinion of each Fund's investment adviser, suitable short-term investment vehicles. Each Fund's investment adviser will waive its investment advisory fee on assets invested by a Fund in securities of other open-end investment companies. Any investment by a Fund in the securities of other investment companies will be subject to the limitations on such investments contained in the Investment Company Act of 1940, as amended ("1940 Act").


American and European Depositary Receipts. Both Evergreen VA Foundation Fund and Evergreen Growth and Income Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations in which the Funds are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.


Forward Commitments. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.


Hedging Techniques


     In addition to making investments directly in securities, the Funds may write covered put and call options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The investment adviser to the Evergreen VA Fund, Evergreen VA Growth and Income Fund and Evergreen VA Foundation Fund does not currently intend to write covered put options, purchase options or engage in transactions in futures contracts and related options, but may do so in the future. The Funds may engage in foreign currency exchange transactions to protect against changes in future exchange rates.


Writing Options. Each Fund may write covered call and put options on certain portfolio securities in an attempt to earn income and realize a higher return on their portfolios. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period. An option may not be written if, afterwards, securities comprising more than 5% of the market value of a Fund's equity securities would be subject to call options. A Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, a Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund bears the risk of loss, which would be offset to the extent the Fund has received premium income. A Fund will only write "covered" options traded on recognized securities exchanges. An option will be deemed covered when a Fund either owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under a call option; or (ii) in the case of call and put options, the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to options written on securities it does not own. A "closing purchase transaction" may be entered into with respect to a call option written by a Fund for the purpose of closing its position. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.


     A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.


Futures, Options and Other Derivative Instruments. In addition to writing covered call and put options, a Fund may purchase and sell various financial instruments ("Derivative Instruments") such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.


     A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. See the Statement of Additional Information for more information regarding these instruments and the risks relating thereto.


Risks of Derivative Instruments. The use of Derivative Instruments, including written put and call options, involves special risks, including: (1) the lack of, or imperfect, correlation between price movements of the Fund's current or proposed portfolio investments that are the subject of the transactions as well as price movements of the Derivative Instruments involved in the transaction;
(2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by a Fund's investment adviser concerning interest or currency exchange rates or direction of price fluctuations of the investment that is the subject of the transaction, which may result in the strategy being ineffective;
(7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.


     A Fund's investment adviser may use Derivative Instruments, including written put and call options, for hedging purposes (i.e. by paying a premium or foregoing the opportunity for profit in return for protection against downturns in markets generally or the prices of individual securities or currencies) and also may use Derivative Instruments to try to enhance the return characteristics of a Fund's portfolio of investments (i.e. by receiving premiums in connection with the writing of options and thereby accepting the risk of downturns in markets generally or the prices of individual securities or currencies or by paying premiums with the hope that the underlying Derivative Instruments will appreciate). The use of Derivative Instruments for hedging purposes or to enhance a Fund's return characteristics can increase investment risk. If a Fund's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed, resulting in leverage. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. Options and futures transactions may increase portfolio turnover rates, which would result in greater commission expenses and transaction costs.


Foreign Currency Transactions. The Funds may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). A Fund may also enter into forward foreign currency exchange contracts to protect Fund assets denominated in a foreign currency against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for hedging purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.


Forward Foreign Currency Exchange Contracts. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.


     As described above, a Fund may enter into forward contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


     Second, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.


     In the second circumstance, a Fund's custodian will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.


Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers may cause a Fund to enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged, and (ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


SPECIAL RISK CONSIDERATIONS


Fixed Income Investments. Investments by the Funds in fixed income securities are subject to a number of risks. For example, changes in economic conditions could result in the weakening of the capacity of the issuers of such securities to make principal and interest payments, particularly in the case of issuers of non-investment grade fixed income securities. In addition, the market value of fixed-income securities in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In the event there is a downgrading in the rating of a fixed income security held in a Fund's portfolio, the Fund may continue to hold the security if such action is deemed to be in the best interests of the Fund and its shareholders.


Investment in Small Companies. Evergreen VA Fund, Evergreen VA Growth and Income Fund and Evergreen VA Foundation Fund may invest from time to time in securities of little-known, relatively small and special situation companies. Investments in such companies tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small and special situation companies in which the Funds invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly.


Investment in Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, each Fund except Evergreen VA Fund may diversify its investments broadly among foreign countries which may include both developed and developing countries.


     Foreign securities are denominated or traded in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.


     To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds.


     Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price;

(8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or loss of interest on money market and debt investments; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays and, accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.


Investments Related to Real Estate. The Funds may invest without limit in investments related to real estate, including real estate investment trusts ("REITS"). Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.


Lower-Rated Securities. Evergreen VA Growth and Income Fund may invest a portion of their assets in securities rated below Baa by Moody's or BBB by S&P (commonly known as "junk bonds").


     Lower-rated and comparable unrated securities (collectively referred to in this section as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.


     While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower- rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies -- Junk Bonds" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

     The management of each Fund is supervised by the Trustees of the Trust. Evergreen Asset has been retained by the Trust to serve as investment adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund and Evergreen VA Foundation Fund. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union

National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Lieber & Company, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds.


     First Union is headquartered in Charlotte, North Carolina, and had approximately $140 billion in consolidated assets as of December 31, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $45 billion in assets belonging to a wide range of clients, including many of the Evergreen mutual funds.


     Evergreen Asset manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset, as investment adviser to Evergreen VA Fund and Evergreen VA Growth and Income Fund is entitled to receive from such Funds an annual fee equal to .95 of 1% of average daily net assets thereof. For the most recent fiscal year Evergreen VA Fund and Evergreen VA Growth and Income Fund paid .65% and .73% of their average daily net assets to Evergreen Asset. As compensation for its services as investment adviser to Evergreen VA Foundation Fund, Evergreen Asset is entitled to receive an annual fee equal to .825 of 1% of average daily net assets of such Fund. For the most recent fiscal year, Evergreen VA Foundation Fund paid .735% of its average daily net assets to Evergreen Asset. These fees are higher than the rates paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives.


ADMINISTRATOR


     Evergreen Investment Services, Inc. ("EIS") also serves as administrator to each Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EIS for which Evergreen Asset serves as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.


PORTFOLIO MANAGERS


     The portfolio manager for Evergreen VA Fund and Evergreen VA Foundation Fund is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1969. Mr. Lieber has served as the portfolio manager of Evergreen Foundation Fund since its inception in 1990 and as the portfolio manager of Evergreen Fund since its inception in 1970. The portfolio managers for Evergreen VA Growth and Income Fund are Stephen A. Lieber (described above) and Gary R. Buesser. Mr. Buesser joined Lieber & Company in 1996 as an analyst. Previously, he was a portfolio manager/ analyst with Cowen Asset Management and Shearson Lehman Brothers.


SUB-ADVISER


     Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company with respect to the Funds which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Funds for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

--------------------------------------------------------------------------------
                         SALE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PARTICIPATING INSURANCE COMPANIES

     The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity ("VA") and variable life insurance ("VLI") contracts issued by certain life insurance companies ("Participating Insurance Companies"). The Trust does not currently foresee any disadvantages to the holders of VA and VLI contracts arising from the fact that the interests of holders of VA and VLI contracts may differ due to the difference of tax treatment and other considerations.


     Nevertheless, the Trustees have established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The VA and VLI contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.


PURCHASES


     Shares of each Fund are sold at net asset value to the separate accounts of Participating Insurance Companies. All investments in the Trust are credited to the shareholder's account in the form of full or fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits described in the separate prospectuses issued by the Participating Insurance Companies or in pension and retirement plan documents.


How the Funds Value Their Shares. The net asset value of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets by the number of outstanding shares. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.


REDEMPTIONS


     The separate accounts of Participating Insurance Companies redeem shares to make benefit or surrender payments under the terms of the VA or VLI contract. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust or its agent. The net asset value per share of each Fund is determined once daily, as of 4:00 p.m. Eastern time on each business day the Exchange is open and on such other days as the Trustees determine, and on any other day during which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities.


     The Trust may suspend the right of redemption only under the following unusual circumstances: (1) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (2) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the Securities and Exchange Commission ("SEC") has by order permitted a suspension of redemptions for the protection of shareholders.


DIVIDENDS


     All dividends payable by a Fund are distributed at least annually to the separate accounts of Participating Insurance Companies and will be automatically reinvested in additional shares of such Fund. Dividends and other distributions made by the Funds to such separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not currently taxable to the VA or VLI owners.

TAX STATUS


     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. It is the intention of each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of federal income taxes on that part of its net investment income and net capital gains distributed to its shareholders. Each Fund intends to distribute all of its net investment income and net capital gains to its shareholders.


     For a discussion of the tax consequences of VA or VLI contracts, refer to the prospectus of the VA or VLI contract offered by the Participating Insurance Company. VA or VLI contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the VA or VLI contract, distributions from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to Federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.


     Section 817(h) of the Code provides that investments of a separate account underlying a VA or VLI contract (or the investments of a mutual fund, the shares of which are owned by the VA or VLI separate account) must be "adequately diversified" in order for the VA or VLI contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a separate account underlying a VA or VLI contract were not adequately diversified, the owner of such VA or VLI contract would be immediately subject to tax on the earnings allocable to the contract. Additional information about the tax status of the Funds is provided in the Statement of Additional Information.


EFFECT OF BANKING LAWS


     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Since it is a subsidiary of FUNB and CMG, Evergreen Asset is subject to and in compliance with the aforementioned laws and regulations.


     Changes to applicable laws and regulations or future judicial or administrative decisions could result in Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agents in connection with the purchase of shares of a Fund by their customers. If Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

CUSTODIAN, AND TRANSFER AND DIVIDEND PAYING AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109 (the "Custodian") acts as custodian of the assets of the Trust. Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts 02116 acts as the transfer agent and dividend disbursing agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services for the Trust and each Fund.

EXPENSES OF THE TRUST


     Each Fund bears all expenses of its operations other than those incurred by Evergreen Asset under its Advisory Agreement, and EIS under its Administration Agreement with the Trust. In particular, the Funds pay investment advisory fees, administrative fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, Evergreen Asset or any of its affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. The organizational expenses of each of the Funds have been capitalized and will be amortized during the first five years of the Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.


SHAREHOLDER RIGHTS


     The Trust is a Delaware business trust organized on December 23, 1997, and was originally organized as a Massachusetts business trust in 1996. Pursuant to current interpretations of the 1940 Act, each Participating Insurance Company will solicit voting instructions from VA or VLI contract owners with respect to any matters that are presented to a vote of shareholders. On any matter submitted to a vote of shareholders, all the shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a specific Fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on a Fund whose shareholders have not approved such matters. The holder of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.


     The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees.


     The Declaration of Trust may be amended by a vote of the Trustees; provided, if any such amendment materially adversely affects the rights of any shares of any series or any class with respect to matters to which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of such series or class. Shares have no pre-emptive or conversion rights and are fully paid and nonassessable. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

DESCRIPTION OF SHARES


     The Declaration of Trust permits the Trustees to establish and designate series or classes in addition to the Funds. Each share of any series or class represents an equal proportionate share in the net assets of that series or class with each other share of that series or class. The Trustees may divide or combine the shares of any series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate interests in the assets of that series or class. Upon liquidation of a particular series or class, the shareholders of that series or class shall be entitled to share pro rata in the net assets of such series or class available for distribution to shareholders.

     Any inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus. All inquiries regarding the VA or VLI contracts should be directed to the Participating Insurance Company, as indicated in the VA or VLI prospectus accompanying this Prospectus.

PERFORMANCE


     From time to time, the Trust may advertise the "average annual or cumulative total return" of the Funds and may compare the performance of the Funds with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a

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Fund refers to the average annual compounded rate of return over the stated
period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Figures will be given for the recent one, five and ten year periods and for the life of the Fund if it has not been in existence for such periods. When considering "average annual total return" figures for periods longer than one year it is important to note that a Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in a Fund's share price and assuming reinvestment of Fund distributions).

     The performance of each Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, a Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.


     The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above tables do not reflect charges and deductions which are, or may be, imposed at the separate account level, under the VA or VLI contracts. Such charges and deductions would result in performance lower than that shown above.


GENERAL


Independent Auditors. KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, serves as the independent public accountants of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, acts as counsel for the Trust.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisers are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Additional Information. This Prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


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Investment Adviser
Evergreen Asset Management Corp., 2500 Westchester Avenue,
 Purchase, New York 10577
   Evergreen VA Fund
   Evergreen VA Growth and Income Fund
   Evergreen VA Foundation Fund


Custodian
State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827


Transfer Agent
Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034


Legal Counsel
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036


Independent Auditors
KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110